Segment Information (Tables)	12 Months Ended
Dec. 31, 2015
Segment Information [Abstract]
Summary of the Group's revenue and total operating income (loss)
	For Year Ended December 31
	2013	2014	2015
	RMB	RMB	RMB

Net Revenue
Brand e-commerce	1,521,836	1,555,404	2,528,969
Maikefeng	—	29,016	69,474

Total consolidated net revenue	1,521,836	1,584,420	2,598,443

Operating (loss) income
Brand e-commerce	(40,985)	(39,762)	63,734
Maikefeng	—	(17,094)	(55,283)

Total Operating (loss) income	(40,985)	(56,856)	8,451